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                              SECURITIES AND EXCHANGE COMMISSION
                                    WASHINGTON, D.C.  20549


                                           FORM 8-K
                                        CURRENT REPORT


                            Pursuant to Section 13 or 15(d) of the
                                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) December 23, 1998

                                     THE LOEWEN GROUP INC.
                    (Exact name of registrant as specified in its charter)



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
    British Columbia, Canada                 0-18429                      98-0121376
    ------------------------                 -------                      ----------
(State or other jurisdiction of      (Commission File Number)    (IRS Employer Identification No.)
         incorporation)
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    4126 Norland Avenue, Burnaby, British Columbia               V5G 3S8
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      (Address of principal executive offices)                  (zip code)



Registrant's telephone number, including area code        604-299-9321
                                                  ------------------------------


                                            N/A
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          (Former name or former address, if changed since last report)



                                                      Exhibit Index is on page 3
                                                                     Page 1 of 4
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ITEM 5.        OTHER EVENTS.

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.


ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

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
               Exhibit No.    Description
               -----------    -----------
               Exhibit 99     The Loewen Group Inc. Press Release dated December 23, 1998
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 1998

                                            THE LOEWEN GROUP INC.



                                            By: /s/ Bradley D. Stam
                                               ---------------------------------
                                            Name:  Bradley D. Stam
                                            Title: Senior Vice President, Law



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                                  EXHIBIT INDEX



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                                                                 Sequential
Number         Exhibit                                           Page Number
------         -------                                           -----------
99             The Loewen Group Inc.                                 4
               Press Release dated December 23, 1998
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